Exhibit 10.1 (u)

                       CENTURY TELEPHONE ENTERPRISES, INC.
                           DEFERRED COMPENSATION PLAN
                              FOR OUTSIDE DIRECTORS
                                1995 RESTATEMENT

                                       I.
                               PURPOSE OF THE PLAN

1.01 This Restated Deferred Compensation Plan for Outside Directors is intended to provide a mechanism whereby non-employee directors of Century Telephone
Enterprises, Inc. can elect to defer all or a portion of their fees earned as directors or as members of committees of the Board of Directors.

                                       II.
                                   DEFINITIONS

2.01 As used in this Plan, the following terms shall have the meanings indicated, unless the context otherwise specifies or requires:

         (a) "ACCOUNT" shall mean the account established under this Plan in accordance with Article IV hereof.

         (b) "ACCOUNT BALANCE", as of a given date, shall mean the fair market value of a Participant's Account, as determined by the Committee.

         (c) "BOARD OF DIRECTORS" shall mean not less than a quorum of the whole Board of Directors of Century Telephone Enterprises, Inc.

         (d) "CHANGE IN CONTROL" shall mean the occurrence of any of the following: (i) the acquisition by any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")), other than the Company of any employee benefit plan or related trust or affiliate of the Company or its subsidiaries, of beneficial ownership (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors, but not including any acquisition directly from the Company; (ii) the consummation of a merger, consolidation, reorganization, share exchange, or sale or other disposition of all or substantially all of the assets of the Company unless, immediately thereafter, at least 50% of the outstanding voting power of the surviving or successor corporation, or, if applicable, the parent company thereof (the "Surviving Company"), are owned by the Company's shareholders immediately prior to such time, at least a majority of the directors of the Surviving Company were directors of the Company at the time such transaction was approved, and no person or entity (excluding any employee benefit plan or related trust of the Company or the surviving Company and any person or entity that was a shareholder of the Company immediately prior to such time) beneficially owns 20% or more of the outstanding voting power of the Surviving Company; (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period shall have been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; or (iv) the approval by the Company's shareholders of a complete liquidation or dissolution of the Company.

         (e) "COMMITTEE" shall mean the persons appointed to administer this Plan pursuant to Article XI hereof.

         (f)  "COMPANY" shall mean Century Telephone Enterprises, Inc.

         (g) "COMPENSATION" shall mean all monies payable to a Participant designated as director's fees, whether paid or accrued to the Participant as an annual retainer or paid or accrued for attendance of the Participant at Board of Directors or committee meetings. The determination of a Participant's Compensation for purposes of this Plan shall be made by the Committee, in its sole discretion.

         (h) "DISABILITY" shall mean a condition which makes a Participant unable to perform each of the material duties of a director where he is likely to remain thus incapacitated continuously and permanently.

         (i) "EFFECTIVE DATE" of this Plan shall mean May 23, 1995. The effective date of this Restatement is November 16, 1995.

         (j) "PARTICIPANT" shall mean any director of the Company who is not an employee of the Company.

         (k) "PLAN" shall mean the Century Telephone Enterprises, Inc. Deferred Compensation Plan for Outside Directors.

         (l) "UNFORESEEABLE EMERGENCY" shall mean an unanticipated emergency that is caused by an event beyond the control of a Participant and that will result in severe financial hardship to the Participant unless a payment to the Participant is made pursuant to Article VI.

                                      III.
                              DEFERRAL ARRANGEMENT

3.01 Each Participant may elect, in the manner hereinafter described, to have an amount or percentage of his Compensation to be received by him during each year from and after the effective date of this Plan deferred in accordance with the terms and conditions of this Plan. A Participant desiring to exercise such election shall, prior to the beginning of each calendar year (or prior to the beginning of the Participant's initial period of service, if such period of service is to commence other than at the beginning of a year, or simultaneous with the adoption of this Plan for the initial year), notify the Company, in writing, on a Director's Deferred Compensation Agreement in the form attached hereto (hereinafter referred to as a "Director's Deferral Agreement") of the amount or percentage of such Compensation for the year that the Participant elects to defer. If a Participant has exercised an election to defer Compensation hereunder and does not complete a new Director's Deferral Agreement for a subsequent year, his previous election shall remain in effect until superseded by a new Director's Deferral Agreement.

                                       IV.
                               ACCOUNTS AND CREDIT

4.01 The deferred Compensation of a Participant will not be paid by the Company as it is earned by the Participant. The Company shall create and credit to a special memorandum account on its books (hereinafter referred to as "Account") the deferred compensation referred to in this Plan and the Director's Deferral Agreement. The Company shall provide an annual statement of his Account to each Participant for whom an Account is created.

                                       V.
                              VALUATION OF ACCOUNT

5.01 The Company shall adjust each Account to reflect a value which would have been earned as if the amount of such Account had been invested at a rate of return equal to the fifty-two (52) week Treasury bill rate as of January 1 of each year. The Company may, with the consent of all Participants with Account balances, agree to substitute a different measure for valuation of the Accounts of Participants, effective as of the date agreed to between the Company and the Participants.

                                       VI.
                               PAYMENT OF ACCOUNTS

6.01 (a) A Participant's Account Balance under the Plan shall be distributable to him in a manner elected by such Participant in his Director's Deferral Agreement, subject to the following:

         (1) In no event shall payments under this Article commence prior to the earliest of the following:

              (a)  Death of the Participant;

              (b)  Permanent disability of the Participant;

              (c) Termination of the Participant's director's status with Company;

              (d)  Occurrence of an Unforeseeable Emergency; or

              (e) A date designated on the Participant's Director's Deferral Agreement.

         (b) In the case of an Unforeseeable Emergency, payment will be made to a Participant only after the Committee has been notified of the facts of the emergency in writing and has judged the facts to indeed represent an
Unforeseeable Emergency. A payment to a Participant on account of an Unforeseeable Emergency shall be limited to the amount necessary to meet the emergency involved.

         (c) In the event of the death of a Participant before complete payment to him of all amounts credited to his Account, the balance to the credit of the Participant shall be paid to such beneficiary or beneficiaries as may be designated by the Participant in writing prior to his death, or if no beneficiary is so designated then to his surviving spouse, or if he has none then to his executor or administrator. A Participant's initial designation of beneficiary shall be made on a Beneficiary Designation Form in the form attached hereto. After the initial designation, the beneficiary designation may be amended or revoked by the Participant at any time. Such amendment or revocation of a beneficiary designation shall be by written notice to the Company on a revised Beneficiary Designation Form.

         (d) Notwithstanding anything to the contrary in this Plan or in any Director Deferral Agreement entered into hereunder, upon the occurrence of a Change in Control the Participant shall have an irrevocable right to receive, and the Company shall be irrevocably obligated to distribute, the Participant's Account Balance in full if the Company or its successor, in connection with or following the occurrence of the Change in Control, (i) seeks and obtains the Participant's resignation as a director of the Company ("Director"), (ii) removes the Participant as a Director, (iii) fails to nominate the Prticipant for re-election as a Director at the end of his term or (iv) reduces either the annual fee paid to the Participant for service as a Director or the fee payable with respect to each Board or Committee meeting attended. If the Participant continues to serve after the Change in Control as an outside director of the Company, its successor or any affiliate thereof without any fee reductions, the Company or its successor shall promptly consult with each Participant and, following such consultations, the Company or its successor shall have the option with respect to each Participant to (i) confirm in writing its obligations under this Plan or (ii) distribute promptly the Participant's Account Balance in full.

                                      VII.
                             NONALIENATION OF RIGHTS

7.01 No Participant shall have the right to assign, pledge, or otherwise dispose of his deferred Compensation, his Account, or any other benefits under this Plan; nor shall the Participant's interest therein be subject to garnishment, attachment, transfer by operation of law, or legal process.

                                      VIII.
                               NATURE OF THE PLAN

8.01 Benefits under the Plan shall generally be payable by the Company from its own funds, and such benefits shall not (i) impose any obligation upon the trust(s) of the other employee benefit programs of the Company; (ii) be paid from such trust(s); nor (iii) have any effect whatsoever upon the amount or payment of benefits under the other employee benefit programs of the Company. Participants have only an unsecured right to receive benefits under the Plan from the Company as general creditors of the Company. The Company may deposit amounts in a trust established by the Company for the purpose of funding the Company's obligations under this Plan. Participants and their beneficiaries, however, have no secured interest or special claim to the assets of such trust, and the assets of the trust shall be subject to the payment of claims of general creditors of the Company upon the insolvency or bankruptcy of the Company, as provided in the trust.

                                       IX.
                                 BINDING EFFECT

9.01 In the event that the Company shall at any time be merged or consolidated with any other corporation or corporations, or shall sell or otherwise transfer a substantial portion of its assets to another corporation or entity, the provisions of this Deferred Compensation Plan shall be binding upon and become the obligation of the Company or other entity surviving or resulting from such merger or consolidation, or to which such assets shall be sold or transferred.

                                       X.
                              LIMITATION OF RIGHTS

10.01 Nothing in this Agreement shall be construed to:

         (1) Limit in any way the right of the Board of Directors to terminate a Participant's director status with the Company; or

         (2) Be evidence of any agreement or understanding, expressed or implied, that the Board of Directors will elect an outside director to any particular position or compensate an outside director at any particular rate of remuneration; or

         (3) Imply that compensation deferral agreements for subsequent time periods will be offered to or entered into with the Participant.

                                       XI.
                          ADMINISTRATION OF THE ACCOUNT

11.01 This Plan shall be administered by a Committee of not less than three persons appointed from time to time by the Board of Directors of the Company to serve at the pleasure of the Board of Directors. The Committee shall be deemed to have all of the powers of the Board of Directors of the Company in the performance of any of the powers and duties delegated to it under this Plan. The Committee shall from time to time establish eligibility requirements for participation in this Plan and rules for the administration of this Plan that are not inconsistent with the provisions of this Plan. The Board may from time to time appoint additional members of the Committee or remove members and appoint new members in substitution for those previously appointed and to fill vacancies however caused.

11.02 The decision of the Committee relating to any question concerning or involving the interpretation or administration of the Plan shall be final and conclusive, and nothing in the Plan shall be deemed to give any director any right to participate in the Plan, except to such extent, if any, as the Committee may have determined or approved pursuant to the provisions of the Plan.

                                      XII.
                        AMENDMENT OR TERMINATION OF PLAN

12.01 Notwithstanding anything herein contained to the contrary, the Board of Directors of the Company may, in its absolute discretion and without notice, modify, amend, or terminate in whole or in part, any or all of the provisions of this Plan, or suspend or terminate it entirely. In the event of such termination or suspension, the amount credited to the Account of each Participant shall become payable in the manner indicated in the Director's Deferral Agreement for such Participant.

                                      XIII.
                           EXPENSES OF ADMINISTRATION

13.01 All expenses of administration of this Plan shall be borne by the Company.

                                      XIV.
                                  MISCELLANEOUS

14.01 The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, and the singular may indicate the plural, unless the context clearly indicates the contrary.

         IN WITNESS WHEREOF, Century Telephone Enterprises, Inc. has executed this restated Plan in its corporate name and its corporate seal to be hereunto affixed this 26 day of January, 1996.

ATTEST:                                  CENTURY TELEPHONE ENTERPRISES, INC.


/s/ Sandra B. Post                       By:  /s/ R. Stewart Ewing, Jr.
------------------                            -------------------------
                                              R. Stewart Ewing, Jr.
                                              Senior Vice President and
                                              Chief Financial Officer



                   DIRECTOR'S DEFERRED COMPENSATION AGREEMENT
                   Between CENTURY TELEPHONE ENTERPRISES, INC.
                                       and
                   _____________________________, Participant
                        Dated ___________________, 19____


THE COMPANY and the Participant agree as follows:

         Section I. With respect to any portion of the Compensation as defined in Section 2.01(f) of said Plan which may be payable to said Participant for the next fiscal year commencing on January 1, 19___, and ending December 31, 19___, it is agreed that ____% (a percentage) or $_______________ (a flat dollar amount) be withheld and treated as a deferred payment pursuant to Article III of the Plan. If this Agreement is for the first year this Plan is in effect, it shall apply to Compensation payable on or after the effective date of the Plan. If a Participant who has elected to have Compensation deferred does not provide the Company with a new agreement for a subsequent year(s), the Agreement previously executed by the Participant shall remain in effect until superseded by a new agreement.

         Section II. Payments under Article VI of the Plan shall be made upon retirement, disability, death, termination of director status, occurrence of an Unforeseeable Emergency of the Participant, or, if earlier, ______________________, 19___. Such payment shall be paid to the Participant in the following manner:

         (a) In ____ successive equal annual installments commencing as soon as administratively feasible following such event.

         (b) In a lump sum payable as soon as administratively feasible following such event.

         (c) In the event of an Unforeseeable Emergency, in such amounts and on such date(s) as determined by the Committee.

         AGREED  TO  at     _____________,  ___________________ on
______________________, 19___, by the Company and the Participant.

                                     CENTURY TELEPHONE ENTERPRISES, INC.


                                     By:------------------------------
                                                Participant




                          BENEFICIARY DESIGNATION FORM

                   _____________________________, Participant

                        Dated ___________________, 19____

PURSUANT to Article VI of the Plan, the undersigned Participant:

         Section I. Hereby  directs that his  remaining  Account  Balance at his
death  shall  be  paid  as  hereinafter   provided  to  such  of  the  following
beneficiary(ies):

          Name                  Relationship               Address

--------------------------    ---------------    -------------------------

--------------------------    ---------------    -------------------------

--------------------------    ---------------    -------------------------

as shall survive the undersigned Participant. Unless otherwise stated herein, if more than one beneficiary is designated above, payments shall be made in equal shares to and among such of the beneficiaries as are surviving at the time hereinafter set forth for the making of each such payment.

         Section II. If the above designated beneficiary or beneficiaries all predecease the Participant or all die prior to complete payment of the entire Account Balance, then the remaining balance shall be paid as hereinafter provided in equal shares to and among such of the following beneficiary(ies):

          Name               Relationship               Address

------------------------    ---------------    -------------------------------

------------------------    ---------------    -------------------------------

------------------------    ---------------    -------------------------------

as shall be surviving at the time hereinafter set forth for the making of each such payment.

         Section III. Payment to said beneficiary(ies) after the death of the undersigned Participant shall be made as follows (initial the desired form of payment):

______ (a) In a lump sum payable as soon as administratively feasible following the Participant's death.

______ (b) In ____ successive equal annual installments, commencing as soon as administratively feasible following the death of the undersigned.

         Section IV. The undersigned hereby reserves the right to amend or revoke this Beneficiary Designation Form as provided in Article VI of the Plan.


Dated:________________________, 19____

                                     ___________________________, Participant